Fees Summary	Apr. 21, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 472,500,000
Previously Paid Amount	(0)
Total Fee Amount	65,252.25
Total Offset Amount	(0)
Net Fee	$ 65,252.25